UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 22, 2005

                               WEST COAST BANCORP
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-10997
                                (SEC File Number)

                                   93-0810577
                        (IRS Employer Identification No.)

         5335 Meadows Road, Suite 201
         Lake Oswego, Oregon                                 97035
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 684-0884

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

CEO Discretionary Bonus; 2005 Base Salary Determination

At a meeting of the Compensation & Personnel Committee (the "Compensation Committee") of the Board of Directors (the "Board") of West Coast Bancorp (the "Company") held on February 22, 2005, the Compensation Committee granted a discretionary cash bonus for 2004 to Robert D. Sznewajs, the Company's President and Chief Executive Officer, in the amount of $330,000. In addition, the Compensation Committee approved a base salary for Mr. Sznewajs of $330,000 for 2005, a $30,000 increase over his salary for the years 2002 - 2004.

Other Executive Officer Discretionary Bonuses; 2005 Base Salary Determinations

Previously, the Compensation Committee had established base salaries for the Company's other named executive officers as follows: Anders Giltvedt, Executive Vice President and Chief Financial Officer - $181,000, Xandra McKeown, Executive Vice President - Business Banking - $153,000, David Prysock, Executive Vice President and Chief Credit Officer - $148,500, and James D. Bygland, Executive Vice President and Chief Information Officer - $140,000. In addition, discretionary cash bonuses were approved for named executive officers for 2004 as follows: Mr. Giltvedt, $105,000, Ms. McKeown, $55,000, Mr. Prysock, $55,000, and Mr. Byglund, $39,000.

Director Compensation for Attendance at Education Programs

At a meeting of the Board in December 2004, the Board established a policy under which the Company will pay the costs for directors to attend approved director education events. In addition, the Company will compensate directors for time spent at education events at a rate of $200 per day (or partial day) spent at an approved event. Under the policy, directors can obtain compensation at these same rates for time spent attending the Oregon Bankers Association directors college during calendar years 2003 and 2004.

Additional Information

The information set forth above should be read in conjunction with the information set forth under the captions "Executive Compensation" and "Meetings and Committees of the Board of Directors -- Compensation of Directors" in the Company's Proxy Statement relating to its 2004 Annual Meeting of Shareholders, which is available at the Company's website at www.wcb.com and the Securities and Exchange Commission's website at www.sec.gov.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WEST COAST BANCORP


Dated:  February 28, 2005         By:  /s/ Richard R. Rasmussen
                                       -----------------------------------------
                                       Richard R. Rasmussen
                                       Executive Vice President, General Counsel
                                       and Secretary